SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

             First Chesapeake Financial Corporation and Subsidiaries
                             Letter to Stockholders

Since its inception, First Chesapeake has never been profitable in spite of its adequate initial capitalization and diversity of operations. In less than six years in business, cumulative net operating losses have totaled over $10 million and the Company's net worth was reduced to $94,744. In 1997, the Company's net loss was $1,967,530, or $0.41 per share, as compared to $1,346,331, or $0.29 per share in 1996.

In late 1997, resounding steps were taken to reverse this trend.

In response to continuing losses and no indications that the Company could become profitable under its previous direction, the Board of Directors closed all mortgage banking operations, management resigned, and new management began to seek alternative business strategies in an attempt to achieve profitable operations.

Notwithstanding its history, the Company is without litigation or other pending liabilities, is already established and licensed in the mortgage banking industry, and carries attractive tax benefits for a profitable operation. To capitalize on these advantages, in early 1998, the Company moved its headquarters to Philadelphia and began to develop a strategic plan:

o New Directors were appointed to serve until the Annual Meeting of the shareholders

o A subordinated debenture offering was undertaken to recapitalize the Company

o         A new mortgage banking subsidiary was created

o         A Florida mortgage banking operation was acquired

o         An  acquisition  strategy was devised to quickly  create a substantial
          mortgage  banking  operation  with  diversified   geographical,   loan
          product, and retail/wholesale composition.

The Board of Directors believes this strategy is a sound one for the Company, and the new management team is working to build a strong, profitable business to create meaningful earnings and long-term value for our shareholders. As a long-time stockholder, I share your disappointment with the history of First Chesapeake and its performance. However, as a recently appointed officer of the Company, I firmly believe that we are on the right path to reversing the Company's history and maximizing the value to you, our shareholders.



Mark Mendelson
Chairman and Chief Executive Officer

                     FIRST CHESAPEAKE FINANCIAL CORPORATION



                    Notice of Annual Meeting of Shareholders
                         To Be Held on December 29, 1998



TO THE SHAREHOLDERS OF FIRST CHESAPEAKE FINANCIAL CORPORATION:

         The annual meeting of shareholders of First Chesapeake Financial Corporation (the "Company") will be held at the Philadelphia Marriott West, Matsonford at Front Street, 111 Crawford Avenue, West Conshohocken, PA 19428, on December 29, 1998, at 10:00 A.M., local time, for the following purposes:

        1. To elect six Directors for the ensuing year and until their successors are duly elected and qualified; and;

        2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on November 24, 1998 has been fixed as the record date for the annual meeting. All shareholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                    By Order of the Board of Directors



                                    Richard N. Chakejian, Jr.
                                    President

December 10, 1998

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY. YOU MAY WITHDRAW THIS PROXY AT ANY TIME BEFORE YOUR SHARES ARE ACTUALLY VOTED AND MAY VOTE YOUR OWN SHARES IF YOU ATTEND THE MEETING IN PERSON.

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

                                 PROXY STATEMENT
                   TO BE MAILED ON OR ABOUT DECEMBER 10, 1998
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 29, 1998

         The enclosed proxy is solicited by and on behalf of the Board of Directors of First Chesapeake Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held December 29, 1998, at 10:00 a.m. local time at the Philadelphia Marriott West, Matsonford at Front Street, 111 Crawford Avenue, West Conshohocken, PA 19428 or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone or personal interview by directors, officers, and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of stock held by them.

         The stock represented by all properly executed proxies received by the Secretary of the Company and not revoked will be voted for the election of all the directors nominated, unless the shareholder directs otherwise in the proxy, in which event such stock will be voted in accordance with such directions. Any proxy may be revoked at any time before the shares to which it relates are voted either by giving written notice (which may be in the form of a substitute proxy delivered to the secretary of the meeting) or by attending the meeting and voting in person.

         A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present at such meeting.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors at a meeting at which a quorum is present. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast and, therefore, will have no effect on the election of directors. Any other matters submitted to a vote of the Shareholders will be determined by a majority of the votes cast.

         After the resignation of Max E. Gray and C. Harril Whitehurst, Jr., the Board of Directors named Matthew Coppolino as director to serve until the annual meeting and until their successors are duly elected and qualified. At a Board of Directors meeting on July 9, 1998, the Board of Directors named Mark E. Glatz, James Greenfield, and John Papandon to serve as directors until the annual meeting and until their successors are duly elected and qualified.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If you are the beneficial owner of shares of the common stock of the Company which are not registered in your name, you will need appropriate documentation from the holder of record of your shares to vote personally at the meeting.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Record Date

         The Board of Directors has fixed the close of business on November 24, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof. As of the close of business on the record date, 5,775,000 shares of common stock of the Company were outstanding and entitled to vote at the annual meeting. All of such shares were of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered under such holder's name.

         The Company's common stock is not listed on any exchange. However, market quotes for the Common Stock (under the symbol "FCFN") may be obtained from the National Association of Securities Dealers through the NASD OTC Bulletin Board, its automated system for reporting non-NASDAQ quotes. As of November 24, 1998 the high bid price was $1.875. The low offer price was $1.50, as reported on the NASD OTC Bulletin Board.

Stock Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of November 24, 1998 by i) each person known by the Company to own beneficially 5% of such stock, ii) each Director of the Company, iii) each executive officer of the Company, and iv) all Directors and executive officers of the Company as a group. Other than as listed below, the address for each of the listed individuals is: 12 E. Oregon St., Philadelphia, Pennsylvania 19148.

                                                                    Number of Shares               Percent
Name of Beneficial Owner (1)                                       Beneficially Owned            of Total (2)
----------------------------                                       ------------------            ------------

Mark Mendelson (3), (4), (6)..................................           2,671,000                   45.3%
John E. Dell (4)..............................................             450,000                    7.8%
c/o Gallagher Broidy & Butler, Attn: Thomas P. Gallagher
212 Carnegie Center, Suite 402, Princeton, NJ  08540
Richard N. Chakejian, Jr. (6).................................             701,500                   12.1%
Mark E. Glatz (5), (6)........................................             505,000                    8.7%
Les Salzman...................................................             275,000                    4.8%
Matthew Coppolino.............................................                   0                      0%
James Greenfield..............................................                   0                      0%
John Papandon.................................................                   0                      0%
All Directors and officers as a group (seven persons).........           4,152,500                   71.9%

(1) Unless otherwise indicated, each person has sole voting and investment powers with respect to the shares specified opposite his or her name.
(2) Does not include 2,500,000 shares of common stock which were issuable upon exercise of the Class A and Class B Warrants included in the Units sold in the initial public offering; these Class A and Class B Warrants expired in mid-1997.
(3) Includes option to purchase 100,000 shares of common stock at $0.275 per share.
(4) Consists of 450,000 shares of common stock owned by Mr. Dell which is subject to a voting trust which is voted by Mr. Mendelson.
(5) Consists of 500,000 shares of common stock purchased by Mr. Glatz and to be re-allocated among certain executive officers of the Company.
(6) Includes options to purchase 20,000 shares, 10,000 shares, and 5,000 shares by Mr. Mendelson, Mr. Chakejian, and Mr. Glatz, respectively, under the conversion rights associated with subordinated debenture subscriptions.

Legal Proceedings

         No director, officer, affiliate or 5% shareholder is a party adverse to the Company or has a material interest adverse to the Company in any material proceeding.

                                   PROPOSAL 1

Election of Directors

         The Company's Board of Directors presently consists of six directors. The terms of all Directors will expire at the time of the Annual Meeting.

         Unless otherwise instructed on the proxy, the shares represented by proxies will be voted for the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in the Proxy Statement and has agreed that, if elected, he will serve on the Board of Directors for his term and until his successor has been elected. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. The Company is not aware of any family relationship among any of the directors, executive officers or nominees to become directors or executive officers of the Company. The names, positions, ages and backgrounds of nominees for director of the Company are set forth below.

Name                             Age       Position
----                             ---       --------

Richard N. Chakejian, Jr.        36        Director    and     President,     is
                                           experienced  in  the  food,   laundry
                                           products  and  chemicals  industries.
                                           Mr.   Chakejian   has  an   extensive
                                           background   in   field   management,
                                           sales, marketing and research.

Matthew Coppolino                60        Director,  is the senior Judge in the
                                           Municipal   Court   of  the  City  of
                                           Philadelphia.

Mark E. Glatz                    36        Director and Chief Financial Officer,
                                           is experienced  in finance,  banking,
                                           and a wide array of  industries,  and
                                           holds a degree in  accounting  and an
                                           MBA in financial management.

James Greenfield                 47        Director   and   Secretary,   is   an
                                           attorney with extensive experience in
                                           private     practice,     emphasizing
                                           municipal  law, real estate  matters,
                                           and complex commercial litigation and
                                           arbitration.

Mark  Mendelson                  42        Chairman  of the  Board of  Directors
                                           and  Chief  Executive  Officer,  is a
                                           successful businessman, investor, and
                                           real   estate   developer,   with   a
                                           financial  background.  Mr. Mendelson
                                           is  a   former   director   and  past
                                           chairman of the Audit  Committee of a
                                           major financial institution.

John Papandon                    35        Director,    is   an   attorney   and
                                           Certified  Public  Accountant  with a
                                           Masters   degree  in  taxation   with
                                           extensive     experience    in    the
                                           accounting industry.

PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE IN ALL EVENTS UNLESS OTHERWISE SPECIFIED IN THE PROXY.


Meetings And Committees Of The Board

         The Board of Directors held nine meetings during 1997. Each director who is standing for election attended all of such meetings of the Board of Directors during which he was a director.

         The Board of Directors held four meetings during 1998. Each director who is standing for election attended all of such meetings of the Board of Directors.

         The Nominating Committee considers nominees for the Board recommended by the Company's shareholders. The Nominating Committee consists of John Papandon, Mark Mendelson, and Richard Chakejian, Jr. A shareholder who is interested in nominating a person to the Board should submit to the Secretary of the Company written notice of his or her intent to make such nomination. Such notice must be given either by personal delivery or by United States mail, postage prepaid, not later than 120 days in advance of the annual meeting, or with respect to a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Such notice should include biographical information about the candidate and his or her qualifications for office.

         The Audit Committee consists of John Papandon and James Greenfield. The Audit Committee met three times during 1998. The committee's primary function is to oversee and maintain adequate financial and operating policies, safeguards and procedures exist and are followed to assure integrity of the Company's books and records and to protect its shareholders.

         The Compensation Committee consists of Matthew Coppolino, John Papandon, and James Greenfield. The Compensation Committee met once during 1998. The committee is responsible for recommending to the Board of Directors the amount and nature of compensation paid to executive officers and key employees of the Company. The principal objective in designing and recommending compensation policies is to develop and administer a comprehensive program designed to attract, motivate and retain outstanding managers who are likely to enhance the profitability of the Company and create value for its shareholders.

         The  Nominating,   Audit,   and   Compensation   Committees  have  been
reconstituted during 1998. Accordingly, the committees did not meet in 1997.

Section 16(a) Compliance

         Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") and the National Association of Security Dealers. Officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 they file.

To the Company's knowledge, the following transactions have not been filed with the SEC:

       1. In October 1997, Mark Mendelson received 500,000 shares of common stock as partial payment for the transfer of a 50% interest in Fedeoliva International, Ltd. to the Company.

       2. In October 1997, Richard Chakejian, Jr. received 500,000 shares of common stock in consideration of the transfer of his rights, title and interest in all proprietary formulas, processes, materials, know-how, and methods of manufacture of a soap detergent and related product.

       3.     Recently appointed directors have not filed Form 3's with the SEC.


Resignation of Board Members

         Max E. Gray and C. Harril Whitehurst, Jr. resigned as directors and executive officers of the Company effective December 15, 1997, to pursue other business opportunities.

Compensation of Directors

         Directors who are not executive officers of the Company are entitled to receive $2,000 per calendar quarter the individual serves on the Board of Directors. All directors are reimbursed for travel expenses incurred as a result of service on the Board of Directors.

Compensation of Executive Officers

                                            Summary Compensation Table

         The  following  table  sets  forth,  for the three year  period  ending
December 31, 1997 certain  information as to the total remuneration paid to each of the Company's executive officers whose total annual salary and bonus exceeded
$100,000 for services in all capacities:
                                                                                   Long-Term Compensation
                                                                                   ----------------------
                                  Annual Compensation                       Awards                   Payouts
                                  -------------------                       ------                   -------
  (a)                          (b)       (c)         (d)       (e)           (f)           (g)         (h)            (i)
                                                              Other                                                 All
   Name and                                                   Annual      Restricted    Underlying                  Other
   Principal                                                  Compen-      Stock         Option/       LTIP         Compen-
  Position (2)                Year     Salary (1)   Bonus     sation (3)  Award(s)         SARs      Payouts(4)     sation (5,6)
---------------               ----     ----------   -----     ----------  ----------    ----------   ----------     ------------

May E. Gray                   1997       99,827     ------      7,200           --         --           --              --
President and CEO             1996      100,000     ------      7,200           --         --           --              --
                              1995      100,000     25,000      7,200           --         --           --            9,144

C. Harril Whitehurst, Jr.     1997       66,200     ------      4,766           --         --           --               --
Executive Vice                1996      100,000     ------      7,200           --         --           --               --
President and CFO             1995      100,000     25,000      7,200           --         --           --            8,898


Mark Mendelson                1997          --           --        --           --         --           --               --
CEO                           1996          --           --        --           --         --           --               --
                              1995          --           --        --           --         --           --               --

Richard Chakejian             1997          --           --        --           --         --           --          125,000
President                     1996          --           --        --           --         --           --               --
                              1995          --           --        --           --         --           --               --
------------------------

(1)    Messrs. Gray's and Whitehurst's salaries commenced on June 1, 1992.

(2) Messrs. Gray and Whitehurst resigned their respective positions and Messrs. Mendelson and Chakejian were appointed officers of the Company in 1997. No other executive officer had compensation whose salary and bonus exceeded $100,000.

(3)    Includes perquisites, including automobile insurance.

(4) The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payments under such plans to any executive officer.

(5) Includes premiums paid for health, disability, and life (where the spouse is the beneficiary) insurance.

(6) Mark Mendelson received 500,000 shares of common stock and $135,000 in exchange for a 50% interest in Fedeoliva International, Ltd. Richard Chakejian, Jr. received 500,000 shares of common stock in exchange for his transfer of all rights, title and interest in all proprietary formulas, processes, materials, know-how, and methods of manufacture of a soap detergent and related product. The stock consideration for the transaction with Mr. Chakejian was recognized as compensation by the Company at $0.25 per share, the market price of the stock at that date.

Options/SAR Grants Table

        The Company did not during the year ended December 31, 1997, award individual grants of stock options or SARs to the executive officers named in the Summary Compensation Table.

Options/SAR Exercises and Year-End Value Table

                 No stock options were exercised in the fiscal year ending December 31, 1997.

Option/SAR Grants in Last Fiscal Year

         The Company did not grant any options or SAR's in the last fiscal year.

Long-Term Incentive Plan Awards In Last Fiscal Year

         The Company does not sponsor any long-term incentive plan. Accordingly, the Company did not grant (nor has it ever granted) any stock appreciation rights or long-term incentives to any executive officers.

Defined Benefit Plans

         The Company does not sponsor any defined benefit plan.

Employment Agreements

         No executive officer of the Company has entered into an employment agreement.

Repricing of Options/SAR

         The Company did not reprice any options or SAR's in 1997.

Outstanding Options

                                             Year Ended December 31,
                                             -----------------------
                                      1997              1996            1995
                                      ----              ----            ----

Outstanding Options at               460,000          460,000          500,000
beginning of year

Options granted                           -0-          50,000          210,000
Options cancelled                   (260,000)         (50,000)        (250,000)
                                    --------          -------         --------

Outstanding options at
beginning of year                    200,000          460,000          460,000
                                     =======          =======          =======

Exercise prices
  Low                                $  0.25          $  0.25          $  0.25
  High                               $  0.28          $  2.50          $  2.50

Latest expiration date              05/1/2001        05/1/2001        7/24/2000

Other Key Management

In addition to Mssrs. Mendelson, Chakejian, and Glatz, other key management of the Company and its subsidiaries include:

         Lester W. Salzman - Mr. Salzman was employed by the Company in July 1998 as President of its wholly-owned mortgage banking subsidiary, First Chesapeake Funding Corporation. Mr. Salzman brings over 20 years experience, and has served as Executive Vice President for a publicly traded national lending corporation and as President of two privately held mortgage industry corporations.

Related Party or Interested Party Transactions

         In October 1997, 500,000 shares of common stock were issued to Mr. Chakejian, Jr. in consideration of the transfer of his rights, title, and interests in all proprietary formulas, processes, materials, know-how, and methods of manufacture of a soap detergent and related product.

         In October  1997,  500,000  shares of common  stock were  issued to Mr.
Mendelson and a cash payment of $135,000 was made to Mr. Mendelson in consideration for the 50% interest in Fedeoliva International, Ltd. which Mr. Mendelson, through Hampton Financial Services, Inc., transferred to the Company.

         Richard Chakejian, Sr., the father of the President, is manager and sole employee of Premiere Chemical Products. Mr. Chakejian, Sr. formerly owned and operated of businesses across several aspects of laundering, dry cleaning, and institutional linen services, and is responsible for product introduction, sales, marketing and general management of the wholly-owned subsidiary. There are no other family relationships among any of the Directors or executive officers of the Company or its subsidiaries.

         All future transactions with officers, directors, or five percent (5%) stockholders of the Company will be approved by the independent members of the Company's Board of Directors and be on terms no less favorable to the Company than could otherwise be obtained from unaffiliated third parties.

Appointment Of Independent Certified Public Accountants

         The Board of Directors has not yet selected a firm of independent certified public accountants to audit the Company books, records and accounts of the Company and its subsidiaries for 1998. The Company relocated at the beginning of 1998 and is currently evaluating the desirability of retaining local accountants. Representatives of the Company's accounting firm for 1997 will not be present at the Annual Meeting.

Other Matters

         The Board of Directors knows of no other matters to be brought before the meeting. If any other matters are properly presented, however, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

Shareholder Proposals

         The shareholders may present proposals for consideration at the 1999 annual meeting of shareholders of the Company for the inclusion in its proxy materials for such meeting. Any such proposal should be submitted in writing in accordance with Securities and Exchange Commission rules to First Chesapeake Financial Corporation. Shareholder proposals must be received by March 1, 1999, to be included in the proxy materials for the 1999 annual meeting.

Annual Report to Shareholders

         The Annual Report to shareholders of the Company for the year ended December 31, 1997, including audited consolidated financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

Further Information

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON FROM WHOM A PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE COMPANY'S YEAR ENDED DECEMBER 31, 1997. SUCH WRITTEN REQUEST SHOULD BE SENT TO FIRST CHESAPEAKE FINANCIAL CORPORATION, 12 EAST OREGON STREET, PHILADELPHIA, PA 19148, ATTENTION: RICHARD N. CHAKEJIAN, JR., PRESIDENT.

                       By Order of the Board of Directors


                                            Richard N. Chakejian, Jr.
                                            President

December 10, 1998

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

         The undersigned hereby appoints Richard N. Chakejian, Jr. and Mark Mendelson, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of First Chesapeake Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held on December 29, 1998 and at any and all postponements and adjournments thereof, upon the following matters:

1. For the election of Richard N. Chakejian, Jr., Mark Mendelson, Matthew Coppolino, Mark E. Glatz, James Greenfield and John Papandon to serve as Directors until the Annual Meeting of Shareholders of the Company to be held in the year 1999 and until their successors are elected and qualified:

         _____For All Nominees                 _____Against All Nominees

(INSTRUCTIONS: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEES NAME BELOW):

         Richard N. Chakejian, Jr., Mark Mendelson, Matthew Coppolino, Mark E. Glatz, James Greenfield and John Papandon.


         2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including matters incident to its conduct.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 1.

         IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED "FOR" SUCH ITEM.

Dated _______________, 1998


--------------------------------            Please sign as name appears on stock
          Signature                         certificate.  If stock is jointly
                                            owned, both parties must sign.
--------------------------------
          Signature

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.